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                                                                   EXHIBIT C.(a)

                INDENTURES OF CONSOLIDATED NATURAL GAS COMPANY
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The Indentures, Supplemental Indentures and Securities Resolutions between
Consolidated Natural Gas Company and its debenture Trustees, as listed below, are incorporated by reference to material previously filed with the Commission as indicated:

    Manufacturers Hanover Trust Company (now The Chase Manhattan Bank)
          Indenture dated as of May 1, 1971 (Exhibit (5) to Certificate of
              Notification at Commission File No. 70-5012)
          Eleventh Supplemental Indenture thereto dated as of December 1, 1986
              (Exhibit (5) to Certificate of Notification at Commission File
              No. 70-7079)
          Thirteenth Supplemental Indenture thereto dated as of February 1, 1989
              (Exhibit (5) to Certificate of Notification at Commission File
              No. 70-7336)
          Fourteenth Supplemental Indenture thereto dated as of June 1, 1989
              (Exhibit (5) to Certificate of Notification at Commission File
              No. 70-7336)
          Fifteenth Supplemental Indenture thereto dated as of October 1, 1989
              (Exhibit (5) to Certificate of Notification at Commission File
              No. 70-7651)
          Sixteenth Supplemental Indenture thereto dated as of October 1, 1992
              (Exhibit (4) to Certificate of Notification at Commission File
              No. 70-7651)
          Seventeenth Supplemental Indenture thereto dated as of August 1, 1993
              (Exhibit (4) to Certificate of Notification at Commission File
              No. 70-8167)
          Eighteenth Supplemental Indenture thereto dated as of December 1, 1993
              (Exhibit (4) to Certificate of Notification at Commission File
              No. 70-8167)

    United States Trust Company of New York
          Indenture dated as of April 1, 1995 (Exhibit (4) to Certificate of
              Notification at Commission File No. 70-8107)

    Securities Resolution No. 1 effective as of April 12, 1995 (Exhibit 2 to
     Form 8-A filed April 21, 1995 under file No. 1-3196 and relating to the 7 3/8% Debentures Due April 1, 2005)

    Securities Resolution No. 2 effective as of October 16, 1996 (Exhibit 2 to
     Form 8-A filed October 18, 1996 under file No. 1-3196 and relating to the 6 7/8% Debentures Due October 15, 2026)

    Securities Resolution No. 3 effective as of December 10, 1996 (Exhibit 2 to
     Form 8-A filed December 12, 1996 under file No. 1-3196 and relating to the 6 5/8% Debentures Due December 1, 2008)

    The Chase Manhattan Bank (National Association)
          Indenture dated as of December 15, 1990 (Exhibit (4A)(1) to
              Consolidated Natural Gas Company's Form 10-K for the year ended December 31, 1990, File No. 1-3196)